Slide 1

GLOBAL POWER EQUIPMENT GROUP

# Fourth Quarter 2001 Earnings Call

February 26, 2001

10:00 AM EST

# "Forward Looking Statements"

Statements made during this presentation are based on management's beliefs as well as assumptions made by, and information currently available to management, pursuant to "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under "Risk Factors" in the Company's Registration Statement on Form S-1, our 10-Q for the quarterly period ending September 29, 2001, and other reports on file with the U.S. Securities and Exchange Commission.

# Topics

- GEG Operations Update
- GEG's Market Perspective
- Strategic Growth Initiatives

Slide 4

# Financial Results – 4Q01 vs. 4Q00

## In $000's, except per share and % chg

| | 4Q01 | 4Q00 | % Chg |
|---|---|---|---|
| Revenues | $215,142 | $112,393 | 91.4% |
| Direct Costs | $172,544 | $93,553 | 84.4% |
| Gross Margin | $42,598 | $18,840 | 126.1% |
| Gross Margin Percent | 19.8% | 16.8% | +3.0pts |
| Operating Expenses | | | |
| G&A | $6,310 | $4,939 | 27.8% |
| Other | $5,718 | $3,495 | 63.6% |
| Total Operating Expenses | $12,028 | $8,434 | 42.6% |
| Operating Profit | $30,570 | $10,406 | 193.8% |
| Net Interest Expense | $1,182 | $7,228 | (83.6)% |
| Net Income Before Income Taxes | $29,388 | $3,178 | 824.7% |
| Income Tax Provision (Benefit) | $11,461 | $(128) | 9,053.9% |
| Net Income | $17,927 | $3,306 | 442.3% |
| Fully Diluted Shares Outstanding | 45,670 | 31,559 | |
| EPS | $0.39 | $0.10 | |
| Adjusted EBITDA | $31,828 | $11,363 | 180.1% |

# Financial Results
## Segment and Geographic Details
4Q01 vs. 4Q00 and FY01 vs. FY00

*In $000's, except % chg*

| Revenues | 4Q01 | 4Q00 | Change | % Chg |
|---|---|---|---|---|
| Heat Recovery Equipment | $134,293 | $ 63,527 | $ 70,766 | 111.4% |
| Auxiliary Power Equipment | 80,849 | 48,866 | 31,983 | 65.5% |
| Total | $215,142 | $112,393 | $102,749 | 91.4% |
| | | | | |
| United States | $196,624 | $ 104,140 | $ 92,484 | 88.8% |
| Asia | $ 1,086 | $1,267 | $(181) | (14.3)% |
| Europe | $ 4,914 | $3,457 | $1,457 | 42.1% |
| Other | $12,518 | $3,529 | $8,989 | 254.7% |

| Revenues | FY01 | FY00 | Change | % Chg |
|---|---|---|---|---|
| Heat Recovery Equipment | $ 442,319 | $ 258,644 | $ 183,675 | 71.0% |
| Auxiliary Power Equipment | 281,185 | 157,947 | 123,238 | 78.0% |
| Total | $ 723,504 | $ 416,591 | $306,913 | 73.7% |
| | | | | |
| United States | $646,026 | $ 380,389 | $ 265,637 | 69.8% |
| Asia | $6,447 | $11,835 | $(5,388) | (45.5)% |
| Europe | $13,793 | $11,632 | $2,161 | 18.6% |
| Other | $57,238 | $12,735 | $44,503 | 349.5% |

# Financial Results – FY01

## Reconciliation of Results to Pro Forma

| | Twelve Months Ended Dec 29, 2001 | |
|---|---|---|
| | ($000s) | Per Share |
| Actual net income and diluted EPS | $ 117,689 | $ 2.87 |
| One-time tax benefit related to tax status | ($88,000) | ($2.14) |
| Extraordinary loss on debt extinguishment, net of tax | $ 18,060 | $ 0.44 |
| Reduced tax provision due to non-taxable status prior to IPO | ($8,607) | ($0.21) |
| Pro forma effect of debt restructuring | $ 6,394 | $ 0.16 |
| Additional dilution assuming IPO occurred on the first day of the period | | ($0.16) |
| Preferred dividend | $ 2,947 | $ 0.07 |
| IPO related compensation charge and other | $804 | $ 0.02 |
| Pro forma net income and diluted earnings per share | $49,287 | $ 1.05 |

# Financial Results – 4Q01

## Cash & Cash Usage

## In $000's

| | 4Q01 | Twelve Months From 12/30/00 |
|---|---|---|
| Beginning of period cash | $ 3,414 | $ 26,308 |
| Adjusted EBITDA | 31,828 | 94,361 |
| Other operating, investing, financing activities | (42,053) | (19,518) |
| Change in debt | 7,784 | (113,465) |
| Capital expenditures | (1,952) | (11,559) |
| Change in cash | (979) | (23,873) |
| Cash at end of period | $ 2,435 | $ 2,435 |

| Total debt as of: | |
|---|---|
| 12/30/00 | $219,094 |
| 12/29/01 | $105,629 |

# Historical Backlog

By Month


Dec 01 vs. Dec 00
+20%
800
600
400
200
0
$ MMs
At quarter's end
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
1999
2000
2001

# Key Financial Statistics

| | As of 12/29/01 |
|---|---|
| Net working capital (average LTM) - *$000's* | (15,498) |
| Adjusted EBITDA - *$000's* | $ 94,361 |
| Total debt - *$000's* | $ 105,629 |
| Stockholder's equity - *$000's* | $ 77,180 |
| Total capital invested (Stockholders equity + LT-Debt) - *$000's* | $182,809 |
| Total debt to total capitalization | 57.8% |
| Pre-tax earnings - *$000's* | $ 73,601 |
| Pre-tax Return on Invested Capital | 40.3% |
| Pre-tax Return on Equity | 95.4% |

# Thank You

For Additional Information Please Contact:
Bob Zwerneman
Director, Investor Relations
Global Power Equipment Group

(918) 274-2398
bobz@globalpower.com